Capital Stock	12 Months Ended
Dec. 31, 2016
Equity [Abstract]
Capital Stock

12. Capital Stock

The par value of Nucor’s common stock is $0.40 per share and there are 800 million shares authorized. In addition, 250,000 shares of preferred stock, par value of $4.00 per share, are authorized, with preferences, rights and restrictions as may be fixed by Nucor’s Board of Directors. There are no shares of preferred stock issued or outstanding.

In September 2015, Nucor’s Board of Directors approved the repurchase of up to $900 million of the Company’s common stock. The Board of Directors also terminated any previously authorized repurchase programs. The Company repurchased $5.2 million of its common stock in 2016 ($66.5 million in 2015 and none in 2014).